File No. 333-96545
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933





                                                               November 20, 2009

              Supplement to the Class A, Class B and Class C Shares
                                 Prospectus for
                      Pioneer Protected Principal Plus Fund

             This supplement should be read in conjunction with the
                          Prospectus dated May 1, 2009

The fund's Guarantee Period terminates on December 21, 2009 (the "Maturity Date"). The Trustees of the fund have authorized the liquidation of the fund on, or as soon as practicable after, the Maturity Date. The Trustees determined that the liquidation of the fund is in the best interests of the fund's shareholders.

All shares of the fund outstanding on the liquidation date will be redeemed automatically as of the close of business on that date, and each shareholder will receive a liquidating distribution. If you maintain your investment in the fund through the Maturity Date, do not redeem any shares, and reinvest all dividends and distributions, you will be entitled to receive a liquidating distribution equal to the greater of the aggregate net asset value of your shares held as of the Maturity Date or the Guaranteed Amount. Your Guaranteed Amount generally is equal to your net investment amount plus a minimum annual return of 2.0%, in the case of Class A shares and 1.25% in the case of Class B and Class C shares. Please read the fund's prospectus for further information.

Before redeeming any of your shares prior to the Maturity Date, you should consider carefully the effect of a redemption. If you redeem any of your shares prior to the Maturity Date or take distributions or dividends in cash instead of reinvesting them, you will reduce your Guaranteed Amount. Also, if you redeem your shares prior to the Maturity Date, you will have borne the cost of the financial warranty agreement with respect to the Guaranteed Amount without receiving the benefit of such agreement.

Any liquidating distribution due to you will be distributed by the mailing of a check to you at your address of record. The liquidation of the fund may result in income tax liabilities for you. The automatic redemption of the fund's shares will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Consult your tax adviser regarding the tax implications of a redemption of your shares in light of your particular circumstances.

If you hold fund shares through a retirement account and receive a check representing your investment in the fund, it will be treated as a distribution from your retirement account. You may be eligible to roll over your distribution, within 60 days after you receive it, into another retirement account. However, rollovers are subject to certain limitations, including as to frequency. You should consult with your tax adviser concerning the tax implications of a distribution for you, your eligibility to roll over a distribution, and the procedures applicable to such rollovers.




                                                                   23581-00-1109
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC